UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2010

TEMPUR-PEDIC INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1713 Jaggie Fox Way
Lexington, Kentucky  40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

    On May 4, 2010, Tempur-Pedic International Inc. (the Company) completed its annual meeting of stockholders for 2010.

    The Company’s stockholders approved the Amended and Restated Annual Incentive Bonus Plan for Senior Executives (the Annual Incentive Plan). The Company’s Board of Directors had approved the Annual Incentive Plan on February 22, 2010, subject to stockholder approval. A description of the material provisions of the Annual Incentive Plan  are included under the caption "Proposal Three - Approval of Amended and Restated Annual Incentive Bonus Plan for Senior Executives” in the Company's Proxy Statement as filed with the Securities and Exchange Commission on March 24, 2010, which description is incorporated herein by reference.

    The information included in this Item 5.02 is summary in nature only and is qualified in its entirety by reference to the Annual Incentive Plan, which was filed as Exhibit 10.1 to the Company’s Quarterly Report for the quarterly period ended March 31, 2010 filed with the Securities and Exchange Commission on April 27, 2010 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	The Company's annual meeting of stockholders was held on May 4, 2010.

(b)	The name of each director elected at the meeting and a brief description of each other matter voted upon at the meeting is set forth as in (c) below.

(c)
The stockholders elected all of the Company’s nominees for directors; ratified the appointment of Ernst and Young as the Company’s independent auditor for the year ending December 31, 2010; and approved the Amended and Restated Annual Incentive Bonus Plan for Senior Executives. The tabulation of votes for each proposal is as follows:

1)	Election of Directors:

	For	Against	Abstained	Broker Non-Votes
Mark Sarvary	63,509,853	106,934	12,979	4,307,639
Evelyn Dilsaver	63,527,633	90,683	11,450	4,307,639
Francis A. Doyle	63,503,607	111,142	15,017	4,307,639
John Heil	63,215,835	398,912	15,019	4,307,639
Peter K. Hoffman	63,504,299	110,448	15,019	4,307,639
Sir Paul Judge	63,109,718	504,809	15,239	4,307,639
Nancy F. Koehn	63,522,068	96,248	11,450	4,307,639
Christopher A. Masto	63,504,714	111,002	14,050	4,307,639
P. Andrews McLane	63,502,349	112,398	15,019	4,307,639
Robert B. Trussell, Jr.	60,705,959	2,904,052	19,755	4,307,639

2)	Ratification of Independent Auditors:

For	Against	Abstained
66,964,947	951,700	20,758

3)	Approval of Amended and Restated Annual Incentive Bonus Plan for Senior Executives:

For	Against	Abstained	Broker Non-Votes
62,354,354	1,250,461	24,951	4,307,639

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tempur-Pedic International Inc.

Date: May 6, 2010	By:	/s/ Dale E. Williams
Name: Dale E. Williams
Title: Executive Vice President & Chef Financial Officer